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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                  June 4, 2004


                               IPC Holdings, Ltd.
               (Exact Name of Registrant as Specified in Charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


  0-27662                                                      Not Applicable
(Commission                                                    (IRS Employer
File Number)                                                 Identification No.)


    American International Building,
            29 Richmond Road
           Pembroke, Bermuda                                        HM 08
(Address of Principal Executive Offices)                          (Zip Code)



                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure.

     IPC Holdings, Ltd. (the "Company") has been advised that Dennis J. Higginbottom, Vice President and Secretary of the Company, has entered into a plan to sell common shares of the Company (the "Sales Plan"). The Sales Plan is part of Mr. Higginbottom's retirement and tax planning and is intended to qualify as a written plan for trading securities under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which specifically contemplates and establishes certain legal benefits for persons who establish such plans.

     Under the Sales Plan, common shares of the Company will immediately begin being sold pursuant to Rule 144 of the Securities Act of 1933, as amended, subject to certain price and order limitations.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IPC HOLDINGS, LTD.



                                                 By: /s/ James P. Bryce
                                                   ------------------------
                                                 Name:  James P. Bryce
                                                 Title: President and Chief
                                                        Executive Officer

Date:  June 4, 2004


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